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Exhibit 32

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of West Coast Car Company (the "Registrant") on Form 10-KSB/A for the year ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), we, Daniel Drummond, President and Alex Ferries,
Secretary/Treasurer of the Registrant, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated:  10/11/2006                           /s/ Daniel Drummond
      ---------                           -------------------------
                                          Daniel Drummond
                                          President and Director


Dated:  10/11/2006                           /s/ Alex FErries
      ---------                           -------------------------
                                          Alex Ferries
                                          Secretary and Treasurer
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